SUITE 2800, 350 7TH AVENUE, S.W. CALGARY, ALBERTA T2P 3N9 TEL (403) 262-2799 633 17TH STREET, SUITE 1700 DENVER, COLORADO 80202 TEL (303) 339-8110 TBPELS REGISTERED ENGINEERING FIRM F-1580 1100 LOUISIANA SUITE 4600 HOUSTON, TEXAS 77002-5294 TELEPHONE (713) 651-9191 EXHIBIT 15.5 (Part 1 of 3) April 25, 2025 Dr. Víctor Rodríguez Padilla Director General Petróleos Mexicanos Avenida Marina Nacional No. 329 Torre Ejecutiva, Piso 44 Colonia Verónica Anzures Alcaldía Miguel Hidalgo 11300 Ciudad de México, México Dear Dr. Víctor Rodríguez Padilla: We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2024 (the “Form 20-F”), under the headings “Presentation of Information Concerning Reserves,” “Item 4. Information on the Company– Business Overview–Exploration and Production–Reserves,” and “Item 19. Exhibits. Documents filed as exhibits to this Form 20-F,” and to the filing of our audit letter dated April 15, 2025, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of December 31, 2024, for certain properties located offshore in the areas known as Abkatún-Pol-Chuc and Litoral de Tabasco, in the Marine Southwest region of Mexico, within the Territorial Waters of the Gulf of Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission. RYDER SCOTT COMPANY, L.P. TBPELS Firm Registration No. F-1580

SUITE 2800, 350 7TH AVENUE, S.W. CALGARY, ALBERTA T2P 3N9 TEL (403) 262-2799 633 17TH STREET, SUITE 1700 DENVER, COLORADO 80202 TEL (303) 339-8110 TBPELS REGISTERED ENGINEERING FIRM F-1580 1100 LOUISIANA SUITE 4600 HOUSTON, TEXAS 77002-5294 TELEPHONE (713) 651-9191 (Part 2 of 3) April 25, 2025 Dr. Víctor Rodríguez Padilla Director General Petróleos Mexicanos Avenida Marina Nacional No. 329 Torre Ejecutiva, Piso 44 Colonia Verónica Anzures Alcaldía Miguel Hidalgo 11300 Ciudad de México, México Dear Dr. Víctor Rodríguez Padilla: We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2024 (the “Form 20-F”), under the headings “Presentation of Information Concerning Reserves,” “Item 4. Information on the Company– Business Overview–Exploration and Production–Reserves,” and “Item 19. Exhibits. Documents filed as exhibits to this Form 20-F,” and to the filing of our audit letter dated April 15, 2025, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of December 31, 2024, for certain properties located onshore in the areas known as Samaria-Luna and Bellota-Jujo in the Southwest region, Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4- 10 (a) of the U.S. Securities and Exchange Commission. RYDER SCOTT COMPANY, L.P. TBPELS Firm Registration No. F-1580

SUITE 2800, 350 7TH AVENUE, S.W. CALGARY, ALBERTA T2P 3N9 TEL (403) 262-2799 633 17TH STREET, SUITE 1700 DENVER, COLORADO 80202 TEL (303) 339-8110 TBPELS REGISTERED ENGINEERING FIRM F-1580 1100 LOUISIANA SUITE 4600 HOUSTON, TEXAS 77002-5294 TELEPHONE (713) 651-9191 (Part 3 of 3) April 25, 2025 Dr. Víctor Rodríguez Padilla Director General Petróleos Mexicanos Avenida Marina Nacional No. 329 Torre Ejecutiva, Piso 44 Colonia Verónica Anzures Alcaldía Miguel Hidalgo 11300 Ciudad de México, México Dear Dr. Víctor Rodríguez Padilla: We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2024 (the “Form 20-F”), under the headings “Presentation of Information Concerning Reserves,” “Item 4. Information on the Company– Business Overview–Exploration and Production–Reserves,” and “Item 19. Exhibits. Documents filed as exhibits to this Form 20-F,” and to the filing of our audit letter dated April 15, 2025, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of December 31, 2024, for certain properties located onshore in the areas known as Poza Rica-Altamira, in the North region, Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10 (a) of the U.S. Securities and Exchange Commission. RYDER SCOTT COMPANY, L.P. TBPELS Firm Registration No. F-1580